EXHIBIT 10.32

FIRST AMENDMENT TO
CONSULTING AGREEMENT
(Incoming Services)

This First Amendment to Consulting Agreement (“Amendment”) is made and entered into this   6th   day of __November        (“Effective Date”), by and between Fiberstars, Inc., a    California      corporation having a place of business at 32000 Aurora Rd., Solon, OH 44139 (“Company”), and David N. Ruckert, having a place of business at 11 Sixpence Way, Coronado, CA 92118 ("Consultant").

WHEREAS, the Company and Consultant entered into a Consulting Agreement effective February 3, 2006, and now wish to amend this agreement as follows:

1. Term of Amendment. This Amendment will become effective on October 1, 2006 and will continue in effect for up to 12 (twelve) months or until terminated as provided in Section 13 of the Consulting Agreement

2. Services To Be Performed by Consultant. Consultant agrees to perform the services as set forth in the Statement of Work Form included as Exhibit A-1.

3. All other terms remain in effect, unless modified by Exhibit A-1.

Accepted and Agreed:

CONSULTANT:	COMPANY:

By: _____________________________	By: _______________________________

Print Name: _______________________	Print Name: _________________________

As Its: ___________________________	As Its: _____________________________

EXHIBIT A-1

STATEMENT OF WORK FORM

1. Principal Contact(s): John M. Davenport and Robert A. Connors

2. Services to be Provided; Term.
Consultant shall render such services as Company may from time to time request in writing in connection with the following project:

Marketing EFO™

Consultant shall upon Company's request, but in any event no less frequently than once each month, report to Company on the status of the project performed by Consultant hereunder. Upon notice to Consultant, Company has the right to receive copies of all or any portion thereof.

3. Fee Schedule.

a)  Cash Compensation
$10,000 per month for up to 12 months

Company will pay $10,000 before the 10th of the month following the month in which services have been performed. The total amount authorized to be paid to Consultant under this Statement of Work is up to $120,000 for 12 months. This amount shall not be exceeded without Company’s written approval.

4. Acceptance of Work Product.
Within ten (10) working days after receipt of Consultant's completed report ("Work Product"), Company will accept or reject the Work Product. In the event Company rejects the Work Product, Company may at its option require Consultant, at Consultant's own expense, to revise the Work Product to render it acceptable to Company. Consultant will have ten (10) working days to submit the revised Work Product to Company. If Company fails to notify Consultant within the specified time, Company will be deemed to have accepted the Work Product.

CONSULTANT:	COMPANY:

Signature: _____________________________	Signature: _____________________________
Print Name: ____________________________	Print Name _____________________________
Title: _________________________________	Title: __________________________________